B. Riley Diversified Equity Fund (the “Fund”)
(Investor Class Shares – BRDRX)
(Institutional Class Shares – BRDZX)
(Class A Shares – BRDAX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated April 4, 2017
To the Fund’s Prospectus dated May 1, 2016
(as supplemented from time to time)

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Elimination of Investment Minimums for the Fund

Effective immediately, all references to investment minimums and minimum subsequent investments in the Fund are hereby removed. B. Riley Asset Management, a division of B. Riley Capital Management, LLC, the investment adviser to the Fund, determined to no longer require investment minimums or minimum subsequent investments for the Fund.

Previously, the minimum initial purchase or exchange into the Fund was $5,000 for Investor Class Shares, $10,000 for Institutional Class Shares, and $3,000 for Class A Shares. Subsequent investment amounts were previously $2,500, $2,500 and $100, respectively, for Investor Class Shares, Institutional Class Shares, and Class A Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE